Exhibit 10

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registrant Statement on Form S-8 and Registration Statement on Form F-3 and related Prospectuses of Biondvax Pharmaceuticals Ltd. of our report dated March 28, 2022 with respect to the financial statements of Biondvax Pharmaceuticals Ltd., included in this Annual Report of 20-F for the year ended December 31, 2021.

Tel-Aviv, Israel	/s/ KOST FORER GABBAY & KASIERER
March 28, 2022	A Member of Ernst & Young Global